THE LAZARD FUNDS, INC.

Lazard Emerging Markets Strategic Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the “Fund”) has approved a Plan of Reorganization (the “Plan”) with respect to Lazard Emerging Markets Strategic Equity Portfolio (the “Acquired Portfolio”) and Lazard Emerging Markets Core Equity Portfolio (the “Acquiring Portfolio”), each a series of the Fund. The Plan provides for the transfer of all of the Acquired Portfolio’s assets and liabilities to the Acquiring Portfolio in a tax-free exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio, the distribution of such shares of the Acquiring Portfolio to Acquired Portfolio shareholders and the subsequent termination of the Acquired Portfolio (the “Reorganization”). The Reorganization will become effective on or about June 22, 2023.

In anticipation of the Reorganization, effective on or about February 27, 2023 (the “Sales Discontinuance Date”), the Acquired Portfolio will be closed to any investments for new accounts. Shareholders of the Acquired Portfolio as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Acquired Portfolio accounts up until the time of the Reorganization.

An Information Statement/Prospectus with respect to the proposed Reorganization will be mailed to Acquired Portfolio shareholders in May 2023. The Information Statement/Prospectus will describe the Acquiring Portfolio and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Portfolio at www.lazardassetmanagement.com/us/en_us/funds or by calling (800) 823-6300.

Dated: February 24, 2023